SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: September 1, 2004


                            CHEYENNE RESOURCES, INC.
                        --------------------------------
              (Exact name of registrant as specified in its charter)



 WYOMING                       0-9154                 83-0211506
- ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)



              7609 Ralston Road, Arvada, Colorado       80002
           ----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 422-8127


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None
Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None

Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

     J. Paul Consulting Corp Shortline Equity Partners, Inc. and Ultimate Investments, Corp. subscribed for 10,000,000 shares of common stock (post-reverse split one for eight five) for $200,000 cash on August 27, 2004.The transaction was exempt from Registration pursuant to Section 4(6) of the Securities Act of 1933.

Item 3.03 Material Modification to Rights of Security Holders

        None

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

     J. Paul Consulting Corp and Ultimate Investments, Corp. purchased 21,300,000 (pre-reverse split) 250,585 shares (post reverse split) shares from Skye Blue Ventures LLC which are 250,588 shares on a post-reverse split basis. The result of this purchase and the subscription described in Item 3.02 above is that J. Paul Consulting Corp. will own 2,562,646 shares, Shortline Equity Partners, Inc. owns 2,500,000 shares, and Ultimate Investments Corp will own 5,187,939 shares.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Denis Iler and Redgie Green were elected to serve as directors until the next annual meeting at the annual meeting held July 27, 2004 for which proxy vote tally was completed.

     Jeff Ploen has been appointed as President and a director of Cheyenne Resources, Inc. as of August 27, 2004.

     Jeffrey Ploen was employed as a registered representative with a number of securities firms from 1972 to 1994. Since 1995 he has been President of J. Paul Consulting Corp., an investor relations firm specializing in small cap public companies. He has also been the Finance Director for Navidec Corp. since 2003. Mr. Ploen has been President and a director of Tonga Capital Corp since June 2004. Mr. Ploen will devote such time as is necessary to the Company operations.

     Denis Iler has resigned as President effective after August 26, 2004. He also has tendered his resignation as Director, to be effective upon compliance with Section 14f of the Securities Exchange Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.


Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None

Section 8 - Other Events

Item 8.01 Other Events

     On July 27, 2004 the Company held a Shareholder Meeting. As a result of this meeting the shareholders approved a name change. The shareholders also authorized a reverse split of the common stock on a one for eighty five basis, by which each eighty five shares shall become one share and authorized an appropriate amendment to the Company's Articles.

     Concurrently, a name change for the Company was approved and Paradigm Holdings, Inc. was chosen as the new name. The reverse split on a one for eighty five basis and name change were effectuated on August 31, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        3.4 Articles of Amendment

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 2004             CHEYENNE RESOURCES, INC.



                                    By: /s/ Jeffrey Ploen
                                        ----------------------------------------
                                         Jeffrey Ploen, President